UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 6, 2016
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Oakridge Global Energy Solutions Inc.
(Exact name of registrant as specified in its charter)
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Colorado	000-50032	94-3431032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3520 Dixie Highway, Palm Bay, FL  32905
 (Address of principal executive offices) (Zip Code)

(321) 610-7959
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

Oakridge Global Energy Solutions Inc., ("we", "our" or the "Company") is making this filing as a result of comments received from the SEC's Division of Corporate Finance concerning our historical quarterly and annual reports. In the course of responding to the staff's comments, we reviewed the accounting treatment of various transactions and concluded that to resolve the staff comments we should restate our consolidated financial statements for the periods set forth below.

As a result, on July 6, 2016 our Board of Directors determined that certain financial statements filed by the Company could not be relied upon, including those for the periods ended:

•	Three months ended March 31, 2015,
•	Six months ended June 30, 2015,
•	Nine months ended September 30, 2015,
•	Year ended December 31, 2015 and
•	Three months ended March, 31, 2016.

The Company is filing these amendments to the Company's (1) Form 10-Q Quarterly Reports for the periods ended March, 31, 2015, June 30, 2015 and September 30, 2015 and (2) Form 10-K for the year ended December 31, 2015 to correct the accounting treatment previously accorded for certain transactions and to restate the related financial statements, including items addressed by SEC Staff comments.

The restatements are being made to correct the previous accounting treatment to:

•	Correctly account for the Leclanché transaction as an investment completed on February 2, 2015 into the period ending March 31, 2015 for $45,320,000.
•	Correctly account for the Leclanché transaction as an investment completed on February 2, 2015 into the period ending June 30, 2015 for $45,320,000,
•	Correctly account for the Leclanché transaction as an investment completed on February 2, 2015 into the period ending September 30, 2015 for $45,320,000.
•
Correctly account for the sale of its non-controlling interest in Leclanché S.A., investment completed on December 31, 2015 for the year ending December 31, 2015, for a realized loss on investments of ($13,679,600), which had previously been recorded as a realized gain on the sale of the asset of $15,987,100.

•	Correctly account for the depreciation and amortization of its fixed assets for the year ending December 31, 2015.
•
Correctly account for the adjustment in the Brent-Tronics completed on October 20, 2014 in which the Company inaccurately recorded an adjustment of $ 29,737,212, on the bargain purchase for the period ended September 30, 2015.

•	Correctly account and expense disclosures of share-and-option-based compensation for the period ended June 30, 2015.
•	Correctly account and expense disclosures of share-and-option-based compensation for the period ended September 30, 2015.
•	Correctly account and expense disclosures of share-and-option-based compensation for the year ended December 31, 2015.
•	Expand the Company's disclosures regarding its material weaknesses in controls and procedures.
•	Correct the equity balances affected in the restatements in the year ended December 31, 2015 for the period ending March 31, 2016.

The Company's Chief Executive Officer has discussed these matters with Scrudato & Co., CPA, its independent registered public accounting firm who concurs with restatements.

Until we have reissued the restated results for the applicable periods discussed above, investors and other users of our filings with the SEC are cautioned not to rely on our financial statements in question, to the extent that they are affected by the accounting issues described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oakridge Global Energy Solutions Inc.

Date: July 8, 2016	By:	/s/ Stephen Barber
	Name:	Stephen Barber
	Title:	Chief Executive Officer